Exhibit 10.9

Execution Version

TERMINATION AGREEMENT, dated as of January 30, 2023 (this “Agreement”), relating to the CREDIT AGREEMENT, dated as of March 4, 2022, as amended by the Extension Agreement dated as of December 30, 2022 (as so amended, the “Credit Agreement”), among ACER THERAPEUTICS INC., a Delaware corporation (the “Borrower”), the LENDERS party thereto (the “Lenders”) and MAM AARDVARK, LLC, not individually, but solely in its capacity as administrative and collateral agent for the Lenders (the “Administrative Agent” and, together with the Borrower and the Lenders, the “Parties”).

WHEREAS, the Term Loan Commitments expired by their terms under Section 2.2.1 of the Credit Agreement on January 16, 2023; and

WHEREAS, the Parties hereby wish to confirm the termination of the Term Loan Commitments, the Credit Agreement and the other Loan Documents.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein (including in the preamble and the recitals hereto) have the meanings assigned to them in the Credit Agreement.

SECTION 2. Termination of the Loan Documents.

(a) The Parties hereby confirm, acknowledge and agree that, effective as of the date hereof (the “Termination Date”), all Term Loan Commitments under the Credit Agreement are hereby permanently terminated.

(b) The Borrower hereby agrees to pay the Administrative Agent, for the ratable account of the Lenders, the outstanding Subsequent Commitment Fee in the amount of $637,500 and all Legal Costs then outstanding incurred in connection with this Agreement and the Loan Documents for which Borrower has been invoiced (the “Outstanding Fee Obligations”) on the Buy-Out Date (as defined in the Amendment Agreement, dated January 30, 2023, relating to the Convertible Notes – the “Amendment Agreement”) which, for clarity, means that such amounts are not required to be paid by the Borrower until the Convertible Notes are actually repurchased pursuant to Section 2(d) of the Amendment Agreement.

(c) The Administrative Agent hereby confirms that upon payment of the Outstanding Fee Obligations referred to in clause (b) above, there are no other Obligations, premiums, fees, expenses or other amounts of any kind due or payable by the Borrower under the Credit Agreement and the other Loan Documents (other than contingent indemnification and expense reimbursement obligations for which no claim has been asserted).

(d) The Parties hereby confirm, acknowledge and agree that, effective as of the Termination Date, the Credit Agreement and the other Loan Documents are hereby terminated and are of no further force and effect and the Parties are hereby fully and unconditionally released and discharged from their obligations under the Loan Documents (other than the Outstanding Fee Obligations and any other obligations under the Credit Agreement and the other Loan Documents that expressly survive such termination in accordance with their terms). For the avoidance of doubt, the Outstanding Fee Obligations shall survive the Termination Date and the termination of the Loan Documents hereunder until paid in full by the Borrower.

SECTION 3. Waiver and Release. TO INDUCE THE ADMINISTRATIVE AGENT AND THE LENDERS TO AGREE TO THE TERMS OF THIS AGREEMENT, EACH LOAN PARTY AND ITS AFFILIATES (COLLECTIVELY, THE “RELEASING PARTIES”) REPRESENT AND WARRANT THAT, AS OF THE DATE HEREOF, THERE ARE NO CLAIMS OR OFFSETS AGAINST, OR RIGHTS OF RECOUPMENT WITH RESPECT TO, OR DISPUTES OF, OR DEFENSES OR COUNTERCLAIMS TO, THEIR OBLIGATIONS UNDER THE LOAN DOCUMENTS, AND IN ACCORDANCE THEREWITH THEY:

A. WAIVE ANY AND ALL SUCH CLAIMS, OFFSETS, RIGHTS OF RECOUPMENT, DISPUTES, DEFENSES AND COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE HEREOF.

B. FOREVER RELEASE, RELIEVE AND DISCHARGE THE ADMINISTRATIVE AGENT, EACH LENDER, ITS AFFILIATES AND THEIR RESPECTIVE OFFICERS, DIRECTORS, SHAREHOLDERS, MEMBERS, PARTNERS, PREDECESSORS, SUCCESSORS, ASSIGNS, ATTORNEYS, ACCOUNTANTS, AGENTS, EMPLOYEES AND REPRESENTATIVES (COLLECTIVELY, THE “RELEASED PARTIES”), AND EACH OF THEM, FROM ANY AND ALL CLAIMS, LIABILITIES, DEMANDS, CAUSES OF ACTION, DEBTS, OBLIGATIONS, PROMISES, ACTS, AGREEMENTS AND DAMAGES, OF WHATEVER KIND OR NATURE, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, CONTINGENT OR FIXED, LIQUIDATED OR UNLIQUIDATED, MATURED OR UNMATURED, WHETHER AT LAW OR IN EQUITY, WHICH THE RELEASING PARTIES EVER HAD, NOW HAVE, OR MAY, SHALL OR CAN HEREAFTER HAVE, DIRECTLY OR INDIRECTLY ARISING OUT OF OR IN ANY WAY BASED UPON, CONNECTED WITH, OR RELATED TO MATTERS, THINGS, ACTS, CONDUCT AND/OR OMISSIONS AT ANY TIME FROM THE BEGINNING OF THE WORLD THROUGH AND INCLUDING THE DATE HEREOF, INCLUDING WITHOUT LIMITATION ANY AND ALL CLAIMS AGAINST THE RELEASED PARTIES ARISING UNDER OR RELATED TO ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY.

C. IN CONNECTION WITH THE RELEASE CONTAINED HEREIN, ACKNOWLEDGE THAT THEY ARE AWARE THAT THEY MAY HEREAFTER DISCOVER CLAIMS PRESENTLY UNKNOWN OR UNSUSPECTED, OR FACTS IN ADDITION TO OR DIFFERENT FROM THOSE WHICH THEY KNOW OR BELIEVE TO BE TRUE, WITH RESPECT TO THE MATTERS RELEASED HEREIN. NEVERTHELESS, IT IS THE INTENTION OF THE RELEASING PARTIES, THROUGH THIS AGREEMENT AND WITH ADVICE OF COUNSEL, FULLY, FINALLY AND FOREVER TO RELEASE ALL SUCH MATTERS, AND ALL CLAIMS RELATED THERETO, WHICH DO NOW EXIST, OR HERETOFORE HAVE EXISTED. IN FURTHERANCE OF SUCH INTENTION, THE RELEASES HEREIN GIVEN SHALL BE AND REMAIN IN EFFECT AS A FULL AND COMPLETE RELEASE OR WITHDRAWAL OF SUCH MATTERS NOTWITHSTANDING THE DISCOVERY OR EXISTENCE OF ANY SUCH ADDITIONAL OR DIFFERENT CLAIMS OR FACTS RELATED THERETO.

D. COVENANT AND AGREE NOT TO BRING ANY CLAIM, ACTION, SUIT OR PROCEEDING AGAINST THE RELEASED PARTIES, DIRECTLY OR INDIRECTLY, REGARDING OR RELATED IN ANY MANNER TO THE MATTERS RELEASED HEREBY, AND FURTHER COVENANT AND AGREE THAT THIS AGREEMENT IS A BAR TO ANY SUCH CLAIM, ACTION, SUIT OR PROCEEDING.

E. REPRESENT AND WARRANT TO THE RELEASED PARTIES THAT THEY HAVE NOT HERETOFORE ASSIGNED OR TRANSFERRED, OR PURPORTED TO ASSIGN OR TRANSFER, TO ANY PERSON OR ENTITY ANY CLAIMS OR OTHER MATTERS HEREIN RELEASED.

F. ACKNOWLEDGE THAT THEY HAVE HAD THE BENEFIT OF INDEPENDENT LEGAL ADVICE WITH RESPECT TO THE ADVISABILITY OF ENTERING INTO THIS RELEASE AND HEREBY KNOWINGLY, AND UPON SUCH ADVICE OF COUNSEL, WAIVE ANY AND ALL APPLICABLE RIGHTS AND BENEFITS UNDER, AND PROTECTIONS OF, CALIFORNIA CIVIL CODE SECTION 1542, AND ANY AND ALL STATUTES AND DOCTRINES OF SIMILAR EFFECT. CALIFORNIA CIVIL CODE SECTION 1542 PROVIDES AS FOLLOWS:

A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release, and that if known by him or her, would have materially affected his or her settlement with the debtor or released party.

SECTION 4. Governing Law; Jurisdiction; Counterparts.

(a) THIS AGREEMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

(b) ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. EACH PARTY HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. EACH PARTY FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, U.S. FIRST CLASS POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH PARTY HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(c) This Agreement may be executed in any number of counterparts and by different Parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one agreement. Executed copies of the signature pages of this Agreement sent by facsimile or transmitted electronically shall be treated as originals, fully binding and with full legal force and effect, and the Parties waive any rights they may have to object to such treatment.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written.

BORROWER:

ACER THERAPEUTICS INC.

By	/s/ Chris Schelling
Name:	Chris Schelling
Title:	CEO & Founder

[Signature Page – Termination Agreement]

ADMINISTRATIVE AGENT AND LENDER:

MAM AARDVARK, LLC

By	/s/ Lou Hanover
Name:	Lou Hanover
Title:	Authorized Signatory

LENDER:

MARATHON HEALTHCARE FINANCE FUND, L.P.

By	/s/ Lou Hanover
Name:	Lou Hanover
Title:	Authorized Signatory

[Signature Page – Termination Agreement]